Oil and Gas Property Interests	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Oil and Gas Property Interests

6.     Oil and Gas Property Interests

Following is the aggregate amount of capitalized costs relating to unproven oil and natural gas producing activities and the aggregate amount of surrendered interests at December 31, 2011 and 2010:

	Year Ended
	December 31,
	2011	2010

Balance, beginning of the year	$116,748	$166,463

Lease and acquisition costs	-	17,441
Geological and geophysical costs	-	1,075
Total costs for the year	-	18,516

Surrendered oil and gas property interests	(116,748)	(68,231)

Balance, end of the year	$-	$116,748

On July 12, 2010, the Company surrendered leases with the Province of Alberta, Canada due to the lack of potential for unconventional tight gas sands. The Company no longer held any interest in the property and all amounts paid for the lease were non-refundable. As a result, the Company wrote off the carrying amount of these leases totalling $23,443 during the year ended December 31, 2010.

In a series of transactions from March 6, 2010 to October 13, 2010, the Company surrendered its rights and obligations to six Alberta Crown Petroleum and Natural Gas leases. As a result, the Company wrote off the carrying amount of these leases totalling $44,788 during the year ended December 31, 2010.

Due to the soft market for natural gas, during the year ended December 31, 2011, the Company surrendered all of its rights and obligations to its remaining 22 Alberta Crown and Natural Gas leases prior to each of their anniversary dates. Accordingly, no lease payments were due or paid during 2011 and the Company wrote off the carrying amount of these leases, totalling $116,748. At December 31, 2011, the Company does not have any obligation to make further annual lease payments.